UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

Elicio Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39990	11-3430072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor

Boston Massachusetts,  02210

(Address of principal executive offices and Zip Code)

(857 209-0050)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 27, 2024, Elicio Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary disease-free survival analysis from its ongoing AMPLIFY-7P Phase 1a study of its investigational therapeutic cancer vaccine candidate, ELI-002 7P, in patients with mutated Kirsten rat sarcoma viral oncogene homolog (“mKRAS”)-driven solid tumors.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of an updated version of the Company’s corporate presentation, which was uploaded to the Company’s website on June 27, 2024, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibits furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On June 27, 2024, the Company announced preliminary disease-free survival analysis from its ongoing AMPLIFY-7P Phase 1a study of ELI-002 7P. The Company’s AMPLIFY-7P Phase 1/2 trial is assessing the safety and efficacy of the 7-peptide version of ELI-002 as adjuvant monotherapy treatment in patients with solid tumors carrying mKRAS. In April 2023, the Company initiated dosing of the Phase 1a portion of the trial enrolling 14 patients through October 2023, who are continuing to be evaluated for safety and efficacy of two ELI-002 AMP-peptide total dose levels (1.4 mg and 4.9 mg) in combination with the 10.0 mg Phase 2 dose of Amph-CpG-7909. The June 2024 preliminary data, which were based upon a May 24, 2024 data cutoff date (14 patients), showed patients receiving ELI-002 7P at the Phase 2 dose of 4.9 mg AMP-peptide (n=8) were yet to reach the median disease-free survival (“DFS”) endpoint. The median follow-up for the DFS endpoint was 29.1 weeks. Further, median DFS has not been reached in patients receiving the 4.9 mg AMP-peptide dose (n=8) in comparison to 12.6 weeks for patients receiving the 1.4 mg AMP-peptide dose (n=6). Patients achieving a reduction in their tumor biomarker levels had no progression events while a median DFS of 11.0 weeks was seen for patients whose tumor biomarker did not respond to ELI-002 7P. Patients with an above median T cell response to ELI-002 7P have had no progression events as of the data cutoff date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated June 27, 2024
99.2	Corporate presentation dated June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.
Date:	June 27, 2024	By:	/s/ Robert Connelly
		Name:	Robert Connelly
		Title:	President and Chief Executive Officer (Principal Executive Officer)